UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 1, 2019

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(604) 376-3567

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On July 1, 2019, Body and Mind Inc. (the “Company”) entered into a conversion agreement (the “Conversion Agreement”) with Australis Capital Inc. (“Australis”), an Alberta corporation that has its common shares listed on the Canadian Securities Exchange (the “CSE”), whereby Australis has agreed to convert an 8% unsecured convertible debenture in the principal amount of CAD$1,600,000 of the Company having a maturity date of November 2, 2020 (the “Debenture”) on July 1, 2020 in exchange for an advanced interest payment of CAD$148,339.72 for the period of November 2, 2018 to July 1, 2020 (the “Advance”). The Advance was paid by the Company to Australis upon execution of the Conversion Agreement and upon conversion of the Debenture on July 1, 2020 there shall be no additional interest payments owing from the Company to Australis.

Upon conversion of the Debenture, Australis will receive 2,909,091 shares of common stock of the Company (each, a “Common Share”) at a deemed valued of CAD$0.55 per Common Share. Prior to the conversion, Australis holds 34,873,628 Common Shares of the Company, and, after the conversion, Australis will hold 37,782,719 Common Shares of the Company and no additional securities of the Company convertible into Common Shares of the Company, which will result in Australis holding 37.71% of the issued and outstanding Common Shares of the Company based on the number of Common Shares of the Company outstanding as of July 2, 2019.

The foregoing description of the Conversion Agreement does not purport to be complete and is qualified in its entirety by the form of Conversion Agreement which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro forma Financial Information

Not applicable.

(c) Shell Company Transaction

Not applicable.

(d) Exhibits

Exhibit	Description

10.1	Conversion Agreement between Body and Mind Inc. and Australis Capital Inc., dated July 1, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: July 8, 2019	By:	/s/ Darren Tindale
Darren Tindale
Chief Financial Officer

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